UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

NetSuite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2955 Campus Drive, Suite 100 San Mateo, California	94403-2511
(Address of principal executive offices)	(Zip Code)

(650) 627-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 27, 2010 NetSuite Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders. All matters submitted to a vote of the Company’s stockholders were approved. Those matters were as follows:

1. The three persons named below were elected to serve as directors for three years and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. The results of such vote were:

Name	For	Withheld	Broker non-votes
William Beane III	57,763,763	60,300	2,726,241
Deborah Farrington	57,765,441	58,622	2,726,241
Edward Zander	57,774,046	50,017	2,726,241

2. KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The results of such vote were:

	For	Against	Abstain	Broker non-votes
Ratification of the appointment of KPMG LLP	60,511,516	30,789	7,998	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2010

NETSUITE INC.

By:	/S/ JIM MCGEEVER
Jim McGeever
Chief Financial Officer

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